UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Floating Rate Senior Notes due 2025	KHC25	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On November 27, 2023, The Kraft Heinz Company (the “Company”) announced that the Board of Directors of the Company approved a share repurchase program authorizing the Company to repurchase up to $3 billion of the Company’s outstanding shares of common stock through December 26, 2026.

In determining the amount of capital to allocate to share repurchases, the Company takes into account, among other things, its historical and expected business performance and cash and liquidity position, as well as global economic and market conditions and the market price of the Company’s common stock. The timing, manner, price and amount of any repurchases under the share repurchase program are determined by the Company in its discretion. Purchases may be effected through open market transactions, privately negotiated transactions, transactions structured through investment banking institutions, or other means. The Company is not obligated to repurchase any specific number of shares and the program may be modified, suspended, or discontinued at any time. The share repurchase program will be in addition to the Company’s share repurchases to offset the dilutive effect of equity-based compensation.

Forward-Looking Statements

This filing contains a number of forward-looking statements, including statements relating to the Company’s plans regarding share repurchases. Words such as “account,” “allow,” “believe,” “evaluate,” “intend,” “invest,” “provide,” “support,” “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond Kraft Heinz’s control, which could cause actual results to differ materially from those indicated in the forward- looking statements. Those factors include, but are not limited to, the Company’s ability to implement its plans regarding share repurchases and the payment of dividends and/or to return value to stockholders, changes in the market price of the Company’s common stock, global economic and market conditions, alternative investment opportunities, and the risk factors set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this filing, except as required by applicable law or regulation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: November 27, 2023	By:	/s/ Andre Maciel
Andre Maciel
Executive Vice President and Global Chief Financial Officer